UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" of Form 8-K.  Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 5, 2018, TransAct issued a press release announcing its financial results for the quarter ending December 31, 2017.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2018, the Board of Directors of TransAct designated David B. Peters, 39, as its principal accounting officer.  Mr. Peters has served as TransAct's Director, SEC and Financial Reporting since March 31, 2014 when he started with the Company. Prior to joining TransAct from November 2006 to March 2014, Mr. Peters served in various financial management positions at United Technologies Corporation. From June 2004 to November 2006, Mr. Peters was employed by PricewaterhouseCoopers LLP, an independent public accounting firm, most recently as a senior associate.  From January 2001 to June 2004, Mr. Peters was employed by McGladrey & Pullen LLP, an independent public accounting firm, most recently as a senior associate.  Mr. Peters holds a B.S. in accounting from Central Connecticut State University, a M.S. in accounting from the University of Connecticut, a M.B.A from the University of Massachusetts and is a certified public accountant.

Prior to the designation of Mr. Peters, the responsibilities of principal accounting officer were performed by Steven A. DeMartino, TransAct's President, Chief Financial Officer, Treasurer and Secretary.  Mr. DeMartino continues to serve as TransAct's Chief Financial Officer and principal financial officer.

Item 8.01 Other Events.

On March 5, 2018, TransAct announced that its Board of Directors approved a $5.0 million stock repurchase program. TransAct is authorized to repurchase up to $5.0 million of its outstanding shares of common stock from time to time on the open market, depending on market conditions, share price and other factors.  The share repurchase authorization expires on December 31, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated March 5, 2018 of TransAct Technologies Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: March 5, 2018